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Statement of Additonal Information Supplement
-Oct. 26, 1999*


Strategist Income Fund, Inc.
         Strategist Government Income Fund  (July 30, 1999) S-6124-20 E (7/99)




The non-fundamental investment policy for Strategist Government Income Fund, "The Fund will not buy on margin or sell short, except the Fund may enter into interest rate futures contracts" in the Investment Strategies and Types of Investments section is revised to state:

o The Fund will not buy on margin, but it may make margin payments in connection with interest rate futures contracts.



The table on page 8 that shows various investment strategies and types of investments that the Fund is allowed to engage in is revised to indicate that Strategist Government Income Fund can engage in short sales.





















S-6124- 22 A (10/99)
*Valid until next Statement of Additional Information update

Destroy  July 28, 2000